Acquisition of Patents - Intangible Assets Activity (Detail) - USD ($)	Nov. 30, 2015	May. 31, 2015	May. 31, 2014
Acquired Finite-Lived Intangible Assets [Line Items]
Gross carrying amounts	$ 3,500,000	$ 3,500,000	$ 3,500,000
Accumulated amortization	(1,093,750)	(918,750)	(568,750)
Total amortizable intangible assets, net	2,406,250	2,581,250	2,931,250
Patents currently not amortized	35,989	35,989	35,989
Carrying value of intangibles, net	$ 2,442,239	$ 2,617,239	$ 2,967,239